1

ITW Conference Call

First Quarter

2009

ITW
Agenda

1.  Introduction…………………...….. John Brooklier/David Speer

2.  Financial Overview…………..….. Ron Kropp

3.  Reporting Segments………....…. John Brooklier

4. 2009 Second Quarter Forecast… Ron Kropp

5.  Q & A………………......……...…… John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements

                      This conference call contains forward-looking statements
within the meaning of the Private Securities Litigation Reform
Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, operating income,
income from continuing operations, diluted income per share
from continuing operations, restructuring benefits, free
operating cash flow, end market conditions, and the
Company’s related forecasts.  These statements are subject to certain risks, uncertainties, and other factors which could
cause actual results to differ materially from those
anticipated.  Important risks that could cause actual results to differ materially from the Company’s expectations are detailed in ITW’s Form 10-K for 2008.

Conference Call Playback

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Telephone replay available through midnight of
April 30, 2009

Webcast / PowerPoint replay available at
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ITW
1Q ’09 Impairment and Tax Charges

Excluding

As

Discrete Tax

1Q09

Reported

Impairment

Adjustments

Charges

Revenues

2,914.3

2,914.3

Operating Income

57.6

(90.0)

147.6

Margins

2%

5%

Pretax Income

22.6

(90.0)

112.6

Taxes

(52.0)

5.1

(27.8)

(29.3)

230%

5.7%

26.0%

Income from Continuing

(29.4)

(84.9)

(27.8)

83.3

Shares

500.2

500.2

500.2

500.2

EPS

(0.06)

(0.17)

(0.06)

0.17

Less 1Q09 Charges

ITW
Quarterly Highlights

2008

2009

Q1

Q1

Amount

%

Operating Revenues

3,823.3

2,914.3

(909.0)

-23.8%

Operating Income

579.4

57.6

(521.8)

-90.1%

% of Revenues

15.2%

2.0%

-13.2%

Income from Continuing Operations

Income Amount

521.3

22.6

(498.7)

-95.7%

Income (Loss) Per Share-Diluted

0.70

(0.06)

(0.76)

-108.6%

Net Income

Income (Loss) Amount

303.6

(39.4)

(343.0)

-113.0%

Income (Loss) Per Share-Diluted

0.57

(0.08)

(0.65)

-114.0%

Free Operating Cash Flow

404.9

386.2

(18.7)

-4.6%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

-23.3%

-64.3%

-8.1%

Changes in VM & OH costs

-

3.7%

0.7%

Total

-23.3%

-60.6%

-7.4%

Acquisitions/Divestitures

6.6%

-1.6%

-0.6%

Translation

-7.3%

-7.5%

-1.2%

Impairment

-

-15.3%

-3.0%

Restructuring

-

-5.1%

-1.0%

Intercompany/Other

0.2%

-

-

Total

-23.8%

-90.1%

-13.2%

% F(U) Prior Year

ITW
Non Operating & Taxes

2008

2009

Q1

Q1

Amount

%

Operating Income

579.4

57.6

(521.8)

-90.1%

Interest Expense

(37.4)

(31.3)

6.1

Other Income (expense)

(20.7)

(3.7)

17.0

Income from Continuing Operations-Pretax

521.3

22.6

(498.7)

-95.7%

Income Taxes

151.4

52.0

99.4

% to Pretax Income

29.0%

230.1%

NM

Income (Loss) from Continuing Operations

369.9

(29.4)

(399.3)

-107.9%

Loss from Discontinued Operations

(66.3)

(10.0)

56.3

Net Income (Loss)

303.6

(39.4)

(343.0)

-113.0%

F(U) Last Year

ITW
Invested Capital

3/31/08

12/31/08

3/31/09

Trade Receivables

3,014.4

2,426.1

2,076.0

Days Sales Outstanding

66.4

59.4

64.1

Inventories

1,766.0

1,673.2

1,470.9

Months on Hand

2.0

2.1

2.2

Prepaids and Other Current Assets

388.6

367.7

363.5

Accounts Payable & Accrued Expenses

(2,218.7)

(1,893.0)

(1,618.8)

Operating Working Capital

2,950.3

2,574.0

2,291.6

% to Revenue(Prior 4 Qtrs.)

19%

16%

15%

Net Plant & Equipment

2,247.6

1,968.6

1,926.4

Investments

507.0

465.9

458.5

Goodwill and Intangibles

5,839.5

6,278.3

6,100.4

Net Assets Held for Sale

135.3

318.0

300.7

Other, net

(576.7)

(995.5)

(954.0)

Invested Capital

11,103.0

10,609.3

10,123.6

ROIC - excluding 1Q09 Impairment & tax charges

15.0%

11.2%

4.2%

ITW
Debt & Equity

3/31/08

12/31/08

3/31/09

Total Capital

Short Term Debt

1,340.0

2,433.5

1,130.8

Long Term Debt

1,435.4

1,243.7

2,740.2

Total Debt

2,775.4

3,677.2

3,871.0

Stockholders' Equity

9,255.0

7,675.1

7,373.7

Total Capital

12,030.4

11,352.3

11,244.7

Less:

Cash

(927.4)

(743.0)

(1,121.1)

Net Debt & Equity

11,103.0

10,609.3

10,123.6

Debt to Total Capital

23%

32%

34%

Shares outstanding at end of period

522.8

499.1

499.3

ITW
Cash Flow

2008

2009

Q1

Q1

Net Income (Loss)

303.6

(39.4)

Adjust for Non-Cash Items

230.8

236.7

Changes in Operating Assets & Liabilities

(40.5)

249.9

Net Cash From Operating Activities

493.9

447.2

Additions to Plant & Equipment

(89.0)

(61.0)

Free Operating Cash Flow

404.9

386.2

Stock Repurchases

(385.6)

             -

Acquisitions

(236.0)

(64.5)

Proceeds from Divestitures

(3.7)

(1.5)

Dividends

(148.4)

(154.7)

Debt

425.2

196.3

Proceeds from Investments

4.4

1.4

Other

39.1

14.9

Net Cash Increase

99.9

378.1

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Annual Revenues Acquired

230

308

847

154

75

Purchase Price

Cash Paid

223

439

745

190

64

Stock Issued

-

-

-

-

-

Total

223

439

745

190

64

Number of Acquisitions

16

10

14

10

6

2008

2009

Industrial Packaging
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q1

629.7

69.4

11.0%

2009 Q1

426.1

(4.4)

-1.0%

$ F(U)

(203.6)

(73.8)

-12.0%

% F(U)

-32.3%

-106.3%

% F(U) Prior Year

Base Business

Operating Leverage

-24.5%

-92.0%

-9.9%

Changes in VM & OH costs

-

-4.7%

-0.7%

Total

-24.5%

-96.7%

-10.6%

Acquisitions

0.7%

-1.2%

-0.2%

Translation

-8.5%

-8.4%

-1.3%

Impairment

-

-0.6%

-0.1%

Restructuring

-

0.5%

0.1%

Other

-

0.1%

0.1%

Total

-32.3%

-106.3%

-12.0%

Industrial Packaging
Key Points

Total segment base revenues: -24.5% for Q1 ’09 vs. -5.7% for Q4 ’08

Q1 North America base revenues declined 30% as U.S. industrial production declined further to -14.6% in March 2009

Base revenue declined largely due to notable fall-off in demand for products in troubled end markets like primary metals, lumber, brick & block

Q1 International base revenues declined 24% as European industrial production fell to -20% in Germany, -16% in France and -12% in the
U.K. for February 2009

Worldwide insulation base revenues fell “only” 9% in Q1 ’09

Power Systems and Electronics
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q1

582.4

124.1

21.3%

2009 Q1

395.5

24.5

6.2%

$ F(U)

(186.9)

(99.6)

-15.1%

% F(U)

-32.1%

-80.2%

% F(U) Prior Year

Base Business

Operating Leverage

-31.9%

-57.9%

-8.1%

Changes in VM & OH costs

-

9.7%

3.0%

Total

-31.9%

-48.2%

-5.1%

Acquisitions

3.2%

-3.8%

-1.5%

Translation

-3.4%

-2.7%

-0.5%

Impairment

-

-19.3%

-6.0%

Restructuring

-

-6.2%

-2.0%

Other

-

-

-

Total

-32.1%

-80.2%

-15.1%

Power Systems and Electronics
Key Points

Total segment base revenues: -31.9% in Q1 ’09 vs. -10.8% in Q4 ’08

In Q1, Welding’s worldwide base revenues: -31%

Welding’s Q1 North America base revenues declined 36% as
underlying industrial production and related end markets continue to slow in U.S.

Welding’s Q1 International base revenues: -16%

Both Europe and Asia-Pacific down double-digits in Q1

PC board base revenues declined more than 50% in Q1 due to rapid fall-off in consumer demand for electronics products (cell phones, PDA’s)

Ground Support Equipment: +16% in Q1 driven by commercial/military airport infrastructure demand

Transportation
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q1

594.1

91.9

15.5%

2009 Q1

434.6

(17.2)

-4.0%

$ F(U)

(159.5)

(109.1)

-19.5%

% F(U)

-26.8%

-118.7%

% F(U) Prior Year

Base Business

Operating Leverage

-35.5%

-88.5%

-12.7%

Changes in VM & OH costs

-

-8.3%

-2.0%

Total

-35.5%

-96.8%

-14.7%

Acquisitions

15.6%

2.0%

1.0%

Translation

-7.0%

-8.6%

-2.0%

Impairment

-

-2.6%

-0.6%

Restructuring

-

-12.8%

-3.1%

Other

0.1%

0.1%

-0.1%

Total

-26.8%

-118.7%

-19.5%

Transportation
Key Points

Total segment base revenues: -35.5% in Q1 ’09 vs. -20.3% in Q4 ’08

Auto OEM/Tiers:

North America Q1 base revenues: -46%

Q1 combined build: -51%

Q1 Detroit 3 builds -54%: GM: -59%; Ford: -49%; and
Chrysler: -55%

Q1 New Domestics: -45%

International Q1 base revenues: -44%

European Q1 builds: -44%: Big OEM’s struggle in Q1:
Renault: -50%; GM Group: -48%; PSA: -44%; Fiat: -39%; Ford:
-38%; VW Group: -32%

Q2 2009 build forecast vs. Q2 2008:

NA: -39%

INTL: -32%

Auto aftermarket Q1 worldwide base revenues: -10%

Food Equipment
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q1

509.7

69.6

13.7%

2009 Q1

431.2

43.6

10.1%

$ F(U)

(78.5)

(26.0)

-3.6%

% F(U)

-15.4%

-37.4%

% F(U) Prior Year

Base Business

Operating Leverage

-9.2%

-28.2%

-2.9%

Changes in VM & OH costs

-

0.5%

0.1%

Total

-9.2%

-27.7%

-2.8%

Acquisitions

1.3%

-1.5%

-0.4%

Translation

-7.5%

-7.7%

-0.3%

Impairment

-

-0.1%

-

Restructuring

-

-0.4%

-0.1%

Other

-

-

-

Total

-15.4%

-37.4%

-3.6%

Food Equipment
Key Points

Total segment base revenues: -9.2% in Q1 ’09 vs. 1.7% in Q4 ’08

North America Q1 base revenues: -14% as demand for equipment declined

Q1 Institutional/restaurant base revenues: -18% as
institutional customers (casual dining restaurants, airports, universities, hotels) delay purchases of equipment

Q1 Service base revenues: -3%

International Q1 base revenues: -6%

Europe base revenues -5% in Q1

Construction Products
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q1

484.0

50.6

10.4%

2009 Q1

324.0

(11.1)

-3.4%

$ F(U)

(160.0)

(61.7)

-13.8%

% F(U)

-33.1%

-121.9%

% F(U) Prior Year

Base Business

Operating Leverage

-21.2%

-84.7%

-8.4%

Changes in VM & OH costs

-

-8.2%

-1.1%

Total

-21.2%

-92.9%

-9.5%

Acquisitions

0.6%

-2.4%

-0.3%

Translation

-12.5%

-18.9%

-3.0%

Impairment

-

-

-

Restructuring

-

-7.7%

-1.0%

Other

-

-

-

Total

-33.1%

-121.9%

-13.8%

Construction Products
Key Points

Total segment base revenues: -21.2% in Q1 ’09 vs. -14.6% in Q4 ’08

North America Q1 base revenues: -31%

Q1 Residential: -43% base revenues vs. -51% Q1 housing starts

Q1 Commercial Construction base revenues: -32% as Dodge Index data shows year-to-date activity (sq. footage) down 51% through
March ’09

Q1 Renovation: -18% due to weak demand at Big Box stores

International Q1 base revenues: -20%

Q1 Europe: base revenues: -29% as overall Europe continues to weaken

Q1 Asia-Pacific: base revenues: -5% due to slowing in Australia/New
Zealand

Polymers and Fluids
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q1

255.5

35.1

13.7%

2009 Q1

248.1

(51.5)

-20.8%

$ F(U)

(7.4)

(86.6)

-34.5%

% F(U)

-2.9%

-246.7%

% F(U) Prior Year

Base Business

Operating Leverage

-16.9%

-53.8%

-6.1%

Changes in VM & OH costs

-

11.1%

1.8%

Total

-16.9%

-42.7%

-4.3%

Acquisitions

23.7%

-13.9%

-3.6%

Translation

-9.7%

-10.5%

-1.0%

Impairment

-

-171.3%

-24.3%

Restructuring

-

-8.3%

-1.4%

Other

-

-

0.1%

Total

-2.9%

-246.7%

-34.5%

Polymers and Fluids
Key Points

Total segment base revenues: -16.9% in Q1 ’09 vs. -7.9% in Q4 ’08 as industrial production rates and MRO demand continued to
decline in first quarter

Worldwide Polymers: -18% in Q1 ’09

NA: -22% in Q1

Intl: -15% in Q1

Worldwide Fluids: -20% in Q1 ’09

NA: -25% in Q1

Intl: -16% in Q1

All Other
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2008 Q1

781.9

138.7

17.7%

2009 Q1

661.8

73.7

11.1%

$ F(U)

(120.1)

(65.0)

-6.6%

% F(U)

-15.4%

-46.9%

% F(U) Prior Year

Base Business

Operating Leverage

-18.9%

-49.4%

-6.7%

Changes in VM & OH costs

-

10.6%

2.3%

Total

-18.9%

-38.8%

-4.4%

Acquisitions/Divestitures

8.7%

1.0%

-1.0%

Translation

-5.1%

-5.4%

-0.4%

Impairment

-

-1.2%

-0.3%

Restructuring

-

-2.5%

-0.5%

Other

-0.1%

-

-

Total

-15.4%

-46.9%

-6.6%

All Other
Key Points

Total segment base revenues: -18.9% in Q1 ’09 vs. -7.5% in Q4 ’08

Q1 worldwide test and measurement base revenues: -13% due
to weakening “cap ex” spending in North America, Europe and
Asia

Q1 worldwide consumer packaging base revenues: -15% as
demand for graphics, decorating and marking weakened; Zip-
Pak units grew base revenues in the quarter

Q1 worldwide finishing base revenues: -24% as industrial
demand fell

Q1 worldwide industrial/appliance base revenues: -28%;
appliance business -24% base revenues as housing
starts/renovation activities remain negative

ITW
2nd Quarter 2009 Forecast

Mid

Low

High

Point

2nd Quarter 2009 (versus 2nd Quarter 2008)

Total Revenues

-28%

-23%

-25%

Diluted Income per Share - Continuing

$0.25

$0.37

$0.31

% F(U) 2nd Quarter 2008

-74%

-61%

-67%

2nd Quarter 2009 (versus 1st Quarter 2009)

Total Revenues

5%

11%

8%

Diluted Income per Share - Continuing

$0.25

$0.37

$0.34

% F(U) 1st Quarter 2009 *

47%

118%

100%

* Based on diluted income per share

excluding impairment & tax charges for

1st quarter 2009.

ITW 2nd Quarter 2009 Forecast
Key Assumptions

Exchange rates hold at current levels.

Restructuring costs of $50 to $70 million
(versus $33 million in 1 st quarter 2009)

Net nonoperating expense, including interest
expense and other nonoperating income, of
$35 to $40 million (versus $35 million in 1st
quarter 2009)

Tax rate range of 24.75% to 25.25% for the 2nd
quarter (versus effective tax rate of 26% in 1 st
quarter 2009 excluding impact of impairment &
tax charges)

ITW Conference Call

 Q & A

First Quarter

2009